================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                         AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 1998


                                     0-16979
                            (COMMISSION FILE NUMBER)

                               ------------------

                             TYCO INTERNATIONAL LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           BERMUDA                                            NOT APPLICABLE
(JURISDICTION OF INCORPORATION)                               (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

   THE GIBBONS BUILDING, 10 QUEEN STREET, SUITE 301, HAMILTON, HM 11, BERMUDA
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)


                                  441-292-8674*
                         (REGISTRANT'S TELEPHONE NUMBER)

                                 ---------------





* The executive offices of the Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.
================================================================================

ITEM 5.  OTHER EVENTS

     On October 1, 1998, Tyco International Ltd. (the "Company" or "Tyco") consummated a merger with United States Surgical Corporation ("USSC"). USSC develops, manufactures and markets a line of surgical wound closure products and advanced surgical products to hospitals throughout the world. Shareholders of USSC received 0.7606 shares of Tyco common stock in exchange for each outstanding share of USSC. A total of approximately 59.2 million shares were issued in this transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling of interests method of accounting. Upon publication of the Company's financial statements for a period which includes October 1, 1998, these supplemental consolidated financial statements will become the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Exhibit
Number                              Title
-------                             -----

  23.1   Consent of PricewaterhouseCoopers*

  23.2   Consent of Arthur Andersen LLP*

  23.3   Consent of Deloitte & Touche LLP*

  99.1 Supplemental Consolidated Financial Statements of Tyco International Ltd. as of September 30, 1998 and 1997 and for the fiscal year ended September 30, 1998, the nine month fiscal period ended September 30, 1997 and the year ended December 31, 1996, and Reports of Independent Accountants thereon.*

  99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations, as amended. (Filed herewith.)

  99.3   Schedule II - Valuation and Qualifying Accounts of Tyco International
         Ltd.*

----------------
 * Previously filed.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TYCO INTERNATIONAL LTD.

                                 By            /s/ MARK H. SWARTZ
                                    --------------------------------------------
                                                   MARK H. SWARTZ
                                        EXECUTIVE VICE PRESIDENT AND CHIEF
                                                 FINANCIAL OFFICER
                                    (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)

Date: December 11, 1998

                                EXHIBIT INDEX

Exhibit
Number
-------

  23.1   Consent of PricewaterhouseCoopers*

  23.2   Consent of Arthur Andersen LLP*

  23.3   Consent of Deloitte & Touche LLP*

  99.1 Supplemental Consolidated Financial Statements of Tyco International Ltd. as of September 30, 1998 and 1997 and for the fiscal year ended September 30, 1998, the nine month fiscal period ended September 30, 1997 and the year ended December 31, 1996, and Reports of Independent Accountants thereon.*

  99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations, as amended. (Filed herewith.)

  99.3   Schedule II - Valuation and Qualifying Accounts of Tyco International
         Ltd.*


-----------------
* Previously filed.